THE
BRAMWELL
GROWTH FUND                                   A NO-LOAD DIVERSIFIED MUTUAL FUND

                             ELIZABETH R. BRAMWELL, CFA
                        PRESIDENT & CHIEF INVESTMENT OFFICER

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OBJECTIVE                                          INVESTMENT PHILOSOPHY

Long-term capital growth is the Fund's primary     The Fund seeks to invest in companies that are
investment objective.  Current income is a         expected to benefit from the long-term payoff
secondary objective.  Given the Fund's ob-         from investment in research, development, capital
jective to achieve long-term growth of capital,    spending and market expansion, which may
investment in the Fund may be best suited          not be reflected in a one-year period in the equity
to investors who are not concerned with current    market.  The Fund also seeks to invest in companies
income.  The Fund is not intended by itself to     that are perceived to be attractively valued relative to
constitute a balanced investment program.          their future growth prospects.

PERFORMANCE  (3/31/99)<F1>                         PORTFOLIO DATA (3/31/99)

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                    BRAMWELL       LIPPER          NET ASSETS                                  $265.2 million
                    Growth         Growth          Cash                                        2.1%
                    Fund           Funds Index     Turnover  (FY 6/98)                         49%
                    --------       -----------     Expense Ratio                               1.59%
                                                   Median Weighted Mkt. Cap                    24.2 billion
One Year            20.3%          17.5%           P/E Ratio                                   28.2(99E), 23.5(00E)
Three Years         25.8           23.9            Growth Rate                                 20.1%(99E), 20.2%(00E)
Since Inception     25.0           23.3            (P/E)/Growth                                1.2E vs 3.6E for S&P 500(00E)
 (8/1/94)                                          Symbol                                      BRGRX


TOP TEN HOLDINGS (3/31/99)                         TOP TEN INDUSTRY SECTORS (3/31/99)

EMC                             4.1%               Information Processing                     23.3%
Computer Sciences               3.1                Retailing                                  18.2
Walgreen                        3.1                Financial Services                         12.6
Pfizer                          2.7                Communications                             10.5
Home Depot                      2.6                Healthcare                                 10.3
IBM                             2.5                Employee Staffing                           4.7
Kohl's                          2.5                Industrial Products                         4.3
Dell Computer                   2.4                Electronics                                 2.8
MCI Worldcom                    2.2                Home/Office Furniture                       2.2
Robert Half                     2.1                Entertainment/Leisure Time                  1.6

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                              THE BRAMWELL FUNDS, INC.
FOR INFORMATION OR A PROSPECTUS,           VISIT OUR WEBSITE AT
CALL 1 (800) BRAMCAP                         WWW.BRAMWELL.COM


<F1>Average annual total returns are historical and include changes in share prices and reinvested dividends and distributions. The Lipper Growth Fund Index is comprised of the 30 largest funds which by prospectus or portfolio practice, normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in the major unmanaged stock indices. The annual expense ratio of the Fund is capped at 1.75% which for the years through June 30, 1997 favorably affected performance. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.